NEWS RELEASE Contact: Mid Penn Bancorp, Inc. Jennifer Trautlein jen.trautlein@midpennbank.com (717) 914-6577 1st Colonial Bancorp, Inc. Mary Kay Shea IR@1stcolonial.com (856) 858-1100 FOR IMMEDIATE RELEASE 1ST COLONIAL BANCORP, INC. RECEIVES SHAREHOLDER APPROVAL FOR MERGER WITH MID PENN BANCORP, INC. HARRISBURG, Pa., (February 11, 2026) – Mid Penn Bancorp, Inc. (“Mid Penn”) (NASDAQ: MPB) and 1st Colonial Bancorp, Inc. (“1st Colonial”) (OTCPK: FCOB) announced today that shareholders from 1st Colonial overwhelmingly approved Mid Penn’s proposed acquisition of 1st Colonial at a special meeting of 1st Colonial’s shareholders (the “1st Colonial special meeting”) held on February 11, 2026. Over 80% of the outstanding shares of 1st Colonial common stock were represented at the 1st Colonial special meeting, constituting a quorum. According to the final report of 1st Colonial’s inspector of elections, 1st Colonial’s shareholders adopted and approved the Agreement and Plan of Merger, dated September 24, 2025, by and between Mid Penn and 1st Colonial (the “merger proposal”) by the following votes: FOR AGAINST ABSTAIN 3,993,902 456 0 As described above, there were sufficient shares of 1st Colonial common stock present in person, or by proxy, and voted at the 1st Colonial special meeting in favor of the merger proposal, and as a result, the proposal to adjourn the 1st Colonial special meeting was not considered or voted upon at the 1st Colonial special meeting.

“The level of support for this transaction was tremendous,” Mid Penn Chair, President and CEO Rory G. Ritrievi said. “Of the total number of votes received, over 99% of 1st Colonial shares voted in favor of the merger proposal.” 1st Colonial President and CEO Robert White said, “I am pleased that our shareholders overwhelmingly support this merger, which will enable us to provide greater support and service to the customers and communities we proudly serve. This result reflects the dedication and unwavering commitment of the 1st Colonial team in delivering exceptional results for its shareholders.” The merger will further extend Mid Penn’s footprint into the attractive Greater Philadelphia area market, and will expand its presence in Southeastern Pennsylvania and Southern New Jersey. Mid Penn, on a pro forma basis following completion of the merger, is expected to have approximately $7.5 billion in assets as of March 31, 2026. About Mid Penn Bancorp, Inc. Mid Penn Bancorp Inc. (NASDAQ: MPB), headquartered in Harrisburg, Pennsylvania, is the parent company of Mid Penn Bank, a full-service commercial bank. Mid Penn operates 59 retail locations throughout Pennsylvania and central and southern New Jersey, has total assets of over $6 billion, and offers a comprehensive portfolio of financial products and services to the communities it serves. To learn more, please visit www.midpennbank.com. About 1st Colonial Bancorp, Inc. 1st Colonial Bancorp, Inc, is a Pennsylvania corporation headquartered in Mount Laurel, New Jersey, and the parent company of 1st Colonial Community Bank (the “Bank”). The Bank provides a range of business and consumer financial services, placing emphasis on customer service and access to decision makers. Headquartered in Collingswood, New Jersey, the Bank has branches in Westville, New Jersey and Limerick, Pennsylvania. The Bank also has administrative offices in Mount Laurel, New Jersey. To learn more, call (877) 785-8550 or visit www.1stcolonial.com. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This press release may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Mid Penn and 1st Colonial (the “Transaction”), the plans, objectives, expectations and intentions of Mid Penn and 1st Colonial, the expected timing of completion of the Transaction, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Factors relating to the Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this press release the occurrence of any event, change or other circumstances that could give rise to the right of Mid Penn or 1st Colonial to terminate the definitive merger agreement governing the terms and conditions of the Transaction; the outcome of any legal proceedings that may be instituted against Mid Penn or 1st Colonial; the possibility that revenue or expense synergies or the other expected benefits of the Transaction may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Mid Penn and 1st Colonial do business, or other unexpected factors or events; the possibility that the Transaction may not be completed when expected or at all because conditions to closing are satisfied on a timely basis or at all ; the risk that Mid Penn is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the announcement or the completion of the Transaction; the dilution caused by Mid Penn’s issuance of common stock in connection with the Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Transaction; and other factors that may affect the future results of Mid Penn and 1st Colonial, including continued pressures and uncertainties within the banking industry and Mid Penn’s and 1st Colonial’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Mid Penn or 1st Colonial operate, and legislative, regulatory, and fiscal policy changes and related compliance costs. These factors are not necessarily all of the factors that could cause Mid Penn’s or 1st Colonial’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Mid Penn’s or 1st Colonial’s results. Further information regarding Mid Penn and factors that could affect the forward-looking statements contained herein can be found in Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and under the Investors link on Mid Penn’s website at www.midpennbank.com, and in other documents Mid Penn files with the SEC. Information on these websites is not part of this document. All forward-looking statements attributable to Mid Penn or 1st Colonial, or persons acting on Mid Penn’s or 1st Colonial’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Mid Penn and 1st Colonial do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Mid Penn or 1st Colonial update one or more forward-looking statements, no inference should be drawn that Mid Penn or 1st Colonial will make additional updates with respect to those or other forward- looking statements. # # #